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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated September 15, 1994 included in the Noble Drilling Corporation Form 10-K for the fiscal year ended December 31, 1994 and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
May 11, 1995